Earnings Conference Call – Fourth Quarter 2012 February 5, 2013 John Wiehoff, Chairman & CEO Chad Lindbloom, CFO Tim Gagnon, Director, Investor Relations Exhibit 99.2

Safe Harbor Statement
Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand;
changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; the impact of war on the economy; and other risks and uncertainties detailed in our Annual and Quarterly
Reports.
Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update such statement to reflect events or circumstances arising after such date. All remarks made during our financial results conference call will be current at the time of the call and we undertake no obligation to update the replay.

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Summarized Adjusted Income Statement
•
The term “Adjusted” refers to non-GAAP financial information, adjusted to exclude certain transaction impacts.
•
Non-recurring personnel expenses is primarily an incremental expense related to the vesting of restricted equity, driven by the impact that the T-Chek gain had on EPS.
•
Non-recurring other operating expenses are investment banking, external legal and financial due diligence fees, related to the acquisition of Phoenix and Apreo, and the divestiture of T-Chek.
•
Non-recurring investment income, is the gain on the sale of T-Chek.
In thousands, except per share amount
Actual
Non-recurring
Transaction
Impacts
Adjusted Actual
Non-recurring
Transaction  Impacts
Adjusted
Total net revenues $444,632 $0 $444,632 $1,717,571 $0 $1,717,571
Personnel expenses 226,042 34,592 191,450 766,006 34,592 731,414
Other operating expenses 84,986 9,115 75,871 276,245 10,604 265,641
Total operating expenses $311,028 $43,707 $267,321 $1,042,251 $45,196 $997,055
Income from operations $133,604 -$43,707 $177,311 $675,320 -$45,196 $720,516
Investment & other income 282,166 281,551 615 283,142 281,551 1,591
Income before taxes 415,770 237,844 177,926 958,462 236,355 722,107
Provision for income taxes 159,378 90,023 69,355 364,658 89,558 275,100
Net income $256,392 $147,821 $108,571 $593,804 $146,797 $447,007
Net income per share (diluted) 1.58 0.68 3.67 2.76
Weighted average shares (diluted) 161,799 1,190 160,609 161,946 277 161,669
Three months ended December 31, 2012
Twelve months ended December
31,2012

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Adjusted Q4 & YTD 2012 Results
Adjusted
2012
2011 % Change
Adjusted
2012
2011 % Change
Total revenues $2,970,876 $2,568,284 15.7% $11,359,113 $10,336,346 9.9%
Total net revenues $444,632 $401,385 10.8% $1,717,571 $1,632,658 5.2%
Income from
operations
$177,311 $171,955 3.1% $720,516 $692,730 4.0%
Net income $108,571 $109,214 -0.6% $447,007 $431,612 3.6%
Earnings per share
(diluted)
$0.68 $0.67 1.5% $2.76 $2.62 5.3%
Three months ended December 31 Twelve months ended December 31
In thousands, except per share amounts
• Full year, 2012 truckload volume growth, 10%
• Active customers in 2012: approximately 42,000, compared to 37,000 in 2011
• Active carriers in 2012: approximately 56,000, compared to 53,000 in 2011
• Q4 2011, T-Chek had $12.5 million net revenue and $6.4 million income from operations
• Excluding T-Chek from Q4 results in both 2012 and 2011;
• Adjusted net revenue increased approximately 14 percent, year over year in quarter 4
• Adjusted income from operations increased approximately 6.5 percent, year over year in quarter 4

2012 Review
•
Recap of previously communicated strategic alignment
•
Phoenix International acquisition
•
T-Chek divestiture
•
Commitment to Europe
•
Operational and execution highlights and challenges
•
Highlights
• We continue to grow market share
• We are aggressively selling and developing our relationships
• Our account management initiatives are expanding our service offerings and account penetration
•
Challenges
• Truckload margin compression continues

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Transportation Results Q4 2012
•
Q4 consolidated transportation net revenue margin on the lower end of our 10 year performance
•
Volumes up in nearly all services in Q4
•
The revenue mix has changed with the acquisition of Phoenix International
2012 2011 % Change 2012 2011 % Change
Total revenues $2,585,930 $2,200,258 17.5% $9,685,415 $8,740,524 10.8%
Total net revenues $409,141 $358,672 14.1% $1,528,137 $1,443,916 5.8%
Net revenue margin 15.8% 16.3% -2.9% 15.8% 16.5% -4.5%
Three months ended December 31 Twelve months ended December 31
TRANSPORTATION  in thousands
TRANSPORTATION NET REVENUE MARGIN PERCENTAGE
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Q1 17.7% 17.8% 16.8% 17.4% 18.3% 20.2% 18.2% 22.6% 17.4% 17.2% 16.9%
Q2 16.1% 15.9% 15.4% 16.3% 17.1% 17.9% 15.4% 20.6% 15.8% 16.2% 14.9%
Q3 15.6% 16.0% 15.9% 16.3% 17.5% 18.0% 15.9% 19.8% 16.6% 16.4% 15.6%
Q4 16.2% 15.8% 16.0% 15.7% 18.3% 17.7% 19.0% 18.3% 17.6% 16.3% 15.8%

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©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Truck Results Q4 2012
2012 2011 % Change 2012 2011 % Change
$328,273 $306,443 7.1% $1,284,280 $1,236,611 3.9%
Three months ended December 31 Twelve months ended December 31
TRUCK NET REVENUES in thousands
Quarter Year to Date
Volume 12% 10%
Pricing * 1% 1%
Net revenue margin
TRUCKLOAD Quarter Year to Date
Volume 16% 16%
Pricing
Net revenue margin
LTL
Year over year change
Year over year change
*Excluding estimated impact of fuel
•
North American Truckload volume increased 8% in the fourth quarter
•
We estimate that our acquisition of  Apreo Logistics in Poland contributed approximately 4% to our volume growth in the fourth quarter
•
North American Truckload cost per mile increased approximately two percent and our pricing to our customers increased approximately one percent
•
Less-than-Truckload volume increased 16% in the fourth quarter while net revenue margin declined

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C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Intermodal Results Q4 2012
•
Net revenue declined, due to a change in our mix of business and an increased cost of capacity
•
Length of haul increased in the fourth quarter
•
Approximately 1,000 owned containers now in service
2012 2011 % Change 2012 2011 % Change
$9,011 $10,189 -11.6% $38,815 $41,189 -5.8%
Three months ended December 31 Twelve months ended December 31
INTERMODAL NET REVENUES  in thousands
Quarter Year to Date
Volume
Pricing
Net revenue margin
Year over year change

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C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Ocean & Air Results Q4 2012
2012 2011 % Change 2012 2011 % Change
Ocean $33,707 $17,022 98.0% $84,924 $66,873 27.0%
Air $15,948 $8,811 81.0% $44,444 $39,371 12.9%
Three months ended December 31 Twelve months ended December 31
NET REVENUES  in thousands
Quarter Year to Date
Volume
Pricing
Net revenue margin
OCEAN
Quarter Year to Date
Volume
Pricing
Net revenue margin
AIR
Year over year change
Year over year change
• Ocean net revenues increased 98 percent in the fourth quarter of 2012. Excluding Phoenix, we estimate that ocean transportation net revenues increased approximately three percent in the fourth quarter. The net revenue increases (excluding Phoenix) resulted in part from increased pricing, partially offset by decreased volumes.
• Air net revenues increased 81 percent in the fourth quarter of 2012. Excluding Phoenix, we estimate that air transportation net revenues increased approximately 19 percent in the fourth quarter. The net revenue increase (excluding Phoenix) was due to the decreased cost of capacity and increased pricing, partially offset by decreased volumes.

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Other Logistics Services Results Q4 2012
•
Other Logistics Services includes Transportation Management Services, Customs,
Warehousing, and Small Parcel.
•
Other Logistics Services net revenues increased 37 percent in the fourth quarter. Excluding
Phoenix, we estimate Other Logistics Services net revenues increased approximately 15 percent in the fourth quarter.
2012 2011 % Change 2012 2011 % Change
$22,202 $16,207 37.0% $75,674 $59,872 26.4%
Three months ended December 31
Twelve months ended December 31
NET REVENUES  in thousands

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Sourcing Results Q4 2012
•
Sourcing net revenue growth was driven by an increase in net revenue margin
•
We had case volume growth with large customers in the fourth quarter
2012 2011 % Change 2012 2011 % Change
Total revenues $379,479 $352,744 7.6% $1,620,183 $1,535,528 5.5%
Total net revenues $30,543 $27,431 11.3% $136,438 $128,448 6.2%
Net revenue margin 8.0% 7.8% 3.5% 8.4% 8.4% 0.7%
Three months ended December 31 Twelve months ended December 31
SOURCING  in thousands

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

2012 Adjusted  Results Compared to 2011
Adjusted
2012
2011 % Change
Adjusted
2012
2011 % Change
Total net revenues $444,632 $401,385 10.8% $1,717,571 $1,632,658 5.2%
Operating expenses:
Personnel expenses $191,450 $164,062 16.7% $731,414 $696,233 5.1%
Percent of net revenues 43.1% 40.9% 42.6% 42.6%
Other operating expenses $75,871 $65,368 16.1% $265,641 $243,695 9.0%
Percent of net revenues 17.1% 16.3% 15.5% 14.9%
Total Operating expenses $267,321 $229,430 16.5% $,997,055 $939,928 6.1%
Income from Operations $177,311 $171,955 3.1% $720,516 $692,730 4.0%
Percent of net revenues 39.9% 42.8% 41.9% 42.4%
Three months ended December 31 Twelve months ended December 31
•
The term “Adjusted” refers to non-GAAP financial information, adjusted to exclude certain transaction impacts.
•
Estimated impact of Phoenix to consolidated personnel as a percent of net revenue was an increase of 1%.
•
Q4 2011 personnel expense was unusually low, due to reductions in certain incentive compensation plans that are based on growth in earnings.  These reductions were driven by a slowing of earnings growth in Q4 2011 compared to the first nine months of 2011.
•
The increase in other operating expenses as a percent of net revenues was driven primarily by two months of intangible amortization ($2.7 million) related to the Phoenix acquisition.
In thousands

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

2012 Adjusted  Results Compared to 2011(continued)
Adjusted
2012
2011 % Change
Adjusted
2012
2011 % Change
Total revenues $2,970,876 $2,568,284 15.7% $11,359,113 9.9%
Total net revenues $444,632 $401,385 10.8% $1,717,571 $1,632,658 5.2%
Income from
operations
$177,311 $171,955 3.1% $720,516 $692,730 4.0%
Other income 615 1,373 -55.2% 1,591 1,974 -19.4%
Income before taxes 177,926 173,328 2.7% 722,107 694,704 3.9%
Income taxes 69,355 64,114 8.2% 275,100 263,092 4.6%
Effective tax rate 39.0% 37.0% 38.1% 37.9%
Net income $108,571 $109,214 -0.6% $447,007 $431,612 3.6%
Earnings per share
(diluted)
$0.68 $0.67 1.5% $2.76 $2.62 5.3%
Three months ended December 31
Twelve months ended December 31
In thousands, except per share amounts
•
The term “Adjusted” refers to non-GAAP financial information, adjusted to exclude certain transaction impacts.
•
Other income/expense decrease driven by lower investment income and interest expense from debt used to finance a portion of the Phoenix purchase price.
$10,336,346

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

2012 2011 % Change 2012 2011 % Change
Net cash provided by operating
activities
$193,186 $136,157 41.9% $460,342 $429,712 7.1%
Capital expenditures, net $11,765 $23,725 -50.4% $50,656 $52,806 -4.1%
Three months ended December 31 Twelve months ended December 31
Quarter Year to Date
Shares repurchased 1,452,903 4,237,555
Average price per
share
$61.92 $60.66
Total cost of shares
repurchased
$89,959 $257,064
December 31, 2012
Cash &
investments
$210,019
Current assets $1,672,290
Total assets $2,804,225
Debt $253,646
Current liabilities $1,232,217
Stockholders’
investment
$1,504,372
CASH FLOW DATA
2012
BALANCE SHEET DATA REPURCHASES OF COMMON STOCK
Other Financial Information
In thousands, except share and per share amounts

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Review of Unaudited Pro Forma Condensed Combined
Financial Information
•
Unaudited pro forma condensed combined financial information for the company should be reviewed with Form 8-K/A filed on January 14, 2013.
•
Phoenix, historically has had a higher transportation net revenue margin than C.H. Robinson.
In thousands
Historical
C.H. Robinson
Pro Forma
Phoenix including
purchase
accounting
Pro Forma
Combined
Historical
C.H. Robinson
Pro Forma Phoenix
including purchase
accounting
Pro Forma
Combined
Revenues:
Transportation $8,740,524 $817,748 $9,558,272 $4,653,602 $414,303 $5,067,905
Sourcing 1,535,528 0 1,535,528 822,327 0 822,327
Information services 60,294 0 60,294 31,899 0 31,899
Total Revenues $10,336,346 $817,748 $11,154,094 $5,507,828 $414,303 $5,922,131
Net Revenues:
Transportation $1,443,916 $165,689 $1,609,605 $736,222 $82,920 $819,142
net revenue margin 16.5% 20.3% 16.8% 15.8% 20.0% 16.2%
Sourcing 128,448 0 128,448 72,148 0 72,148
net revenue margin 8.4% 0.0% 8.4% 8.8% 0.0% 8.8%
Information Services 60,294 0 60,294 31,899 0 31,899
net revenue margin 100.0% 0.0% 100.0% 100.0% 0.0% 100.0%
Total net revenues $1,632,658 $165,689 $1,798,347 $840,269 $82,920 $923,189
net revenue margin 15.8% 20.3% 16.1% 15.3% 20.0% 15.6%
Year ended December 31, 2011
Six months ended June 30, 2012

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Review of Unaudited Pro Forma Condensed Combined
Financial Information
•
Intangible asset amortization expense impacted operating expenses and operating expenses as a percent of net revenue.
•
Phoenix, like similar international forwarding companies, has had a lower operating income as a percent of net revenues compared to C.H. Robinson.
In thousands
Historical
C.H. Robinson
Pro Forma
Phoenix including
purchase
accounting
Pro Forma
Combined
Historical
C.H. Robinson
Pro Forma Phoenix
including purchase
accounting
Pro Forma
Combined
Total net revenues $1,632,658 $165,689 $1,798,347 $840,269 $82,920 $923,189
Personnel expenses 696,233 79,177 775,410 360,622 41,100 401,722 percent of net revenues 42.6% 47.8% 43.1% 42.9% 49.6% 43.5%
Intangible asset amortization 0 16,265 16,265 0 8,133 8,133
percent of net revenues 0.0% 9.8% 0.9% 0.0% 9.8% 0.9%
Other operating expenses 243,695 33,341 277,036 125,188 18,750 143,938 percent of net revenues 14.9% 20.1% 15.4% 14.9% 22.6% 15.6%
Total operating expenses $939,928 $128,783 $1,068,711 $485,810 $67,983 $553,793
percent of net revenues 57.6% 77.7% 59.4% 57.8% 82.0% 60.0%
Income from operations $692,730 $36,906 $729,636 $354,459 $14,937 $369,396
percent of net revenues 42.4% 22.3% 40.6% 42.2% 18.0% 40.0%
Year ended December 31, 2011
Six months ended June 30, 2012

2013
•
We will continue to expand our global network.
•
We expect continued growth with our Management & Integrated services.
•
Our productivity remains a critical success factor in our business.
•
We are committed to a successful deployment of Navisphere, our global platform.
•
Our people are a competitive advantage
•
Target capital structure strategy is being reviewed